UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2021

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 14, 2021, Schmitt Industries, Inc. (“Schmitt” or the “Company”) entered into a Real Estate Purchase and Sale Agreement (“Sale Agreement”), whereby Sierra Auto Properties LLC (“Sierra”) purchased the 2451 NW 28th Avenue property (the “Property”) of Schmitt for a purchase price of $5,100,000.

On November 12, 2021, Schmitt completed the sale of the Property to Sierra for $5,100,000.

The foregoing description of the Purchase Agreement does not purport to be complete and in qualified in its entirety by reference to the Purchase Agreement which is incorporated herein by reference.

Item 8.01	Other Events.

On November 10, 2021, Schmitt issued a press release in connection with the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma statement of operations and balance sheet of Schmitt, giving effect to the sale of the Property, as of August 31, 2021 and for the three months ended August 31, 2021 and 2020 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits

Exhibit	Description

10.1	Real Estate Purchase and Sale Agreement, dated October 14, 2021, between Schmitt Industries, Inc. and Sierra Auto Properties LLC ,

99.1	Press release entitled “Schmitt Industries Completes Sale of 28th Street Property”

99.2	Unaudited Pro Forma Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

November 17, 2021	By:	/s/ Michael R. Zapata
Name: Michael R. Zapata
Title: Chief Executive Officer and President